SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 16, 1996

                     AMERICAN WAGERING, INC.
_________________________________________________________________
     (Exact name of registrant as specified in its charter).

Nevada                      000-20685                   880344658
_________________________________________________________________
(State or other            (Commission               IRS Employer
jurisdiction               File Number)       Identification No.)
of incorporation)

          675 Grier Drive, Las Vegas, Nevada      89119
_________________________________________________________________
       (Address of principal executive offices)  (Zip Code)

                  Registrant's telephone number,
               including area code:  (702) 735-0101

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          See press release attached as Exhibit 20.1.

Item 5.   OTHER EVENTS.

          See press release attached as Exhibit 20.1.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               20.1 Copy of the Company's press release dated May
16, 1996 is filed herewith as an exhibit.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN WAGERING, INC.
                               __________________________________
                               (Registrant)


Date:  May 28, 1996            By:  /s/ Robert D. Ciunci
                                 ____________________________
                                    Robert D. Ciunci
                                    Executive Vice President and
                                    Chief Financial Officer

                           EXHIBIT 20.1

               PRESS RELEASE for immediate release

Contact:     Robert Ciunci
             Chief Financial Officer
             (702) 735-0101

             Jeffrey Volk
             Lippert/Heilshorn & Associates, Inc.
             (212) 838-3777


          AMERICAN WAGERING, INC. ANNOUNCES COMPLETION
                   OF INITIAL PUBLIC OFFERING

Company Acquires Remaining 50% Interest in 150 Room Hotel/Casino


          LAS VEGAS, NEVADA -- MAY 16, 1996 -- AMERICAN WAGERING, INC. (Nasdaq NM: BETM) today announced the completion of its initial public offering of 2,250,000 Common Shares at $6.00 per share, underwritten by Equity Securities Trading Company and Paradise Valley Securities, Inc. Simultaneous with the completion of the initial public offering, the company has completed its purchase of the remaining 50% interests in a 150 room hotel/casino complex located at 3111 W. Tropicana Avenue in Las Vegas, Nevada.

          American Wagering, Inc. owns and operates Leroy's Horse and Sports Place, the licensed bookmaker with the largest number of sports book locations in the State of Nevada. The company also owns and operates Leroy's Hotel Corporation. Through Leroy's Hotel Corporation, the company owns a 150-room hotel and restaurant located approximately 1/2 mile from the Las Vegas "Strip" which includes a 5,600 square foot casino. Proceeds from this offering were used to purchase the remaining 50% interests in the hotel complex and will be used to convert the Hotel/Casino into a sports theme Hotel/Casino, to renovate existing sports and race book locations, to support the company's growth and expansion strategy and for general working capital purposes.

          Victor Salerno, President and CEO of AMERICAN WAGERING, INC., stated, "We are very pleased to have completed our initial public offering and wish to extend a welcome to all our new shareholders. This offering considerably strengthens our financial position, giving us the financial flexibility to achieve our current goals and objectives, one of the first of which will be to convert the hotel/casino into a sports theme complex."

          Mr. Salerno continued, "We intend to focus our efforts on building upon our leadership position as the largest operator of sports and race book locations in Nevada by expanding the number of sports book locations we operate and by upgrading existing facilities."

          American Wagering, Inc. owns and operates Leroy's Horse and Sports Place, the licensed bookmaker with the largest number of sports book locations in the State of Nevada. The company also owns and operates Leroy's Hotel Corporation, which owns a 150-room hotel/casino complex.